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                                                                 EXHIBIT 10.10

                            INDEMNIFICATION AGREEMENT

         This Indemnification Agreement (this "Agreement") is entered into and shall be effective as of _____________ , 200_ between MoreDirect.com, Inc., a Florida corporation (the "Company"), and _____________ ("Indemnitee").

                                    RECITALS

         Indemnitee is a director, officer, employee or agent of the Company and, as such, performs a valuable service in such capacity to the Company. The Articles of Incorporation ("Articles") and Bylaws ("Bylaws") of the Company contain provisions providing that the Company will indemnify all officers, directors, employees and agents of the Company to the maximum extent permitted by the Florida Business Corporations Act, as amended (the "Act"). Notwithstanding the protections contained in the Articles, Bylaws and the Act, in order to induce Indemnitee to serve or continue serving as a director, officer, employee or agent, the Company deems it in the best interest of the Company to enter into this Agreement with Indemnitee to obligate itself to indemnify Indemnitee based on the terms and subject to the conditions set forth herein.

                               TERMS OF AGREEMENT

         In consideration of the above recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1.       INDEMNIFICATION.

                  a. The Company will indemnify Indemnitee to the fullest extent authorized or permitted by the provisions of the Act, as may be amended from time to time to increase the scope of such permitted indemnification, from and against any and all claims, damages, expenses (including attorneys' fees and expenses), witness fees, judgments, fines, amounts paid in settlement and other liabilities incurred by Indemnitee in connection with the investigation, defense, prosecution, settlement or appeal of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of the Company) to which Indemnitee is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Indemnitee is, was or at any time becomes a director, officer, employee or agent of the Company, or is or was serving or at any time serves at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of anything done or not done by the Indemnitee in any such capacity or capacities (each a "Covered Matter").

                  b. Notwithstanding the foregoing, no such indemnification shall be made in respect of any claim, issue or matter as to which the Act expressly prohibits such indemnification;



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PROVIDED, HOWEVER, that in such event such indemnification shall nevertheless be made by the Company to the extent that the court in which such action or suit was brought shall determine that such indemnification is equitable under the circumstances.

         2. NOTIFICATION AND DEFENSE OF CLAIM. Not later than thirty (30) days after receipt by Indemnitee of notice of the commencement of any action, suit or proceeding, Indemnitee will, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company of the commencement thereof; but the omission so to notify the Company will not relieve the Company from any liability which it may have to Indemnitee otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which Indemnitee notifies the Company of the commencement thereof:

                  a. The Company will be entitled to participate therein at its own expense;

                  b. Except as otherwise provided below, to the extent that it may wish, the Company jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel reasonably satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election to so assume the defense thereof, the Company will not be liable to Indemnitee under this Agreement for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ its counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Company, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of the defense of such action or (iii) the Company shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of Indemnitee's separate counsel shall be at the expense of the Company. Company shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Company or as to which Indemnitee shall have made the conclusion provided for in (ii) above; and

                  c. The Company shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without the Company's written consent. The Company shall be permitted to settle any action except that it shall not settle any action or claim in any manner which would impose any penalty or restriction on Indemnitee without Indemnitee's written consent. Neither the Company nor Indemnitee will unreasonably withhold its consent to any proposed settlement.

         3.       ADVANCEMENT AND REPAYMENT OF EXPENSES.

                  a. In the event that Indemnitee employs his own counsel pursuant to Section 2b.(i) through (iii) above, the Company shall advance to Indemnitee, prior to any final disposition of any threatened or pending action, suit or proceeding, whether civil, criminal, administrative or


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investigative, any and all reasonable expenses (including, without limitation, attorneys' fees and expenses) incurred in investigating or defending any such action, suit or proceeding within ten (10) days after receiving copies of invoices presented to Indemnitee for such expenses.

                  b. Indemnitee agrees that Indemnitee will reimburse the Company for all reasonable expenses paid by the Company in defending any civil or criminal action, suit or proceeding against Indemnitee in the event and only to the extent it shall be ultimately determined by a final judicial decision (from which there is no right of appeal) that Indemnitee is not entitled, under the provisions of the Act, the Articles, the Bylaws, this Agreement or otherwise, to be indemnified by the Company for such expenses.

         4.       AUTHORIZATION FOR INDEMNIFICATION.

                  a. Indemnitee will be presumed to be entitled to indemnification under this Agreement and will receive such indemnification, subject to Section 4b. below, irrespective of whether the Covered Matter involves allegations of breach of Indemnitee's fiduciary duties or alleged violations of Section 16(b) or 10(b) of the Securities Exchange Act of 1934, as amended.

                  b. If, in the opinion of counsel to the Company, applicable law permits indemnification only upon a determination that indemnification is proper in the circumstances because Indemnitee has met a standard of conduct established by applicable law, the following apply:

                           i. The Company will give Indemnitee notice
that a determination and evaluation ("Determination") will be made under this paragraph 4b.; such notice will be given immediately after receipt of counsel's opinion that such Determination is necessary and will include a copy of such opinion.

                           ii. Such Determination will be made in good faith, as
follows:

                           (1) first, by a majority vote of a quorum of the Board of Directors of the Company (the "Board") who are not parties or threatened to be made parties to the Covered Matter in question ("Disinterested Directors") or, if such a quorum is not obtainable or, even if obtainable, by a majority vote of a committee of two or more Disinterested Directors who are selected by the entire Board ("Disinterested Committee");

                           (2) second, if a quorum of the Disinterested Directors cannot be obtained or if the Disinterested Committee cannot be designated, by any independent legal counsel (who may be the outside counsel regularly employed by the Company) which is selected by the Board or the Disinterested Committee; or


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                           (3)      third, if such legal counsel determination
                                    cannot be obtained, by a majority of the shareholders who are not parties to the Covered Matter in question ("Disinterested Shareholders") and who are represented in person or by proxy and entitled to vote at a meeting called for such purpose, or by a written consent of all such Disinterested Shareholders.

                           iii.     Indemnitee shall be entitled to a hearing
before the entire Board of and any other person or persons making the Determination. Indemnitee will be entitled to be represented by counsel at such hearing.

                           iv.      The cost of the Determination (including
attorneys' fees and other expenses incurred by Indemnitee in preparing for and attending the hearing contemplated above and otherwise in connection with the Determination) will be borne by the Company.

                           v.       The Determination will be made as promptly
as reasonably possible after notice from counsel to the Company of the need therefor and, in any case, (i) if the Determination is to be made by the Board or the Disinterested Committee, such Determination will be made not later than fifteen (15) days after notice from counsel to the Company; (ii) if the Determination is to be made by independent legal counsel, such Determination will be made not later than thirty (30) days after notice from counsel to the Company and (iii) if the Determination is to be made by the shareholders, such Determination will be made not later than 120 days after notice from counsel to the Company.

                           vi.      Evaluation of the reasonableness of
expenses incurred by the Indemnitee for purposes of this Agreement shall be made in the same manner as the determination that indemnification is permissible under Section 4b.(ii).

                           vii.     For purposes of the determination and
evaluation described above, Indemnitee will be presumed to have met the required standard of conduct under this Section 4 unless it is clearly demonstrated to the determining body that Indemnitee has not met the required standard of conduct.

                  c. Notwithstanding the failure of the Company to provide indemnification, and despite any contrary determination of the determining body, Indemnitee may apply for indemnification or advancement of expenses, or both, to a court of competent jurisdiction.

         5. PAYMENT OF INDEMNIFIED AMOUNTS. Immediately following a Determination that the Indemnitee is entitled to indemnification hereunder or that any expenses sought hereunder by Indemnitee are reasonable, or the passage of time prescribed for making such Determination, the Company will pay to Indemnitee in cash the amount to which Indemnitee is entitled to be indemnified and/or reimbursed, as the case may be, without further authorization or action by the Board, PROVIDED, HOWEVER, that the expenses for which indemnification or reimbursement is sought


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have actually been incurred by Indemnitee.

         6. CONTRIBUTION. If the indemnification provided in Section 1 hereof is unavailable by reason of a determination made pursuant to Section 4 hereof, then in respect of any Covered Matter in which the Company is jointly liable with Indemnitee (or would be if joined in such Covered Matter), the Company shall contribute to the amount of expenses (including attorneys' fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred and paid or payable by Indemnitee in such proportion as is appropriate to reflect (i) the relative benefits received by the Company on the one hand and Indemnitee on the other hand from the transaction from which such action, suit or proceeding arose, and (ii) the relative fault of the Company on the one hand and of Indemnitee on the other in connection with the events which resulted in such expenses, judgments, fines or settlement amounts, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of Indemnitee on the other shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such expenses, judgments, fines or settlement amounts. The Company agrees that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or any other method of allocation which does not take account of the foregoing equitable considerations.

         7. CONTINUATION OF OBLIGATIONS. All agreements and obligations of the Company contained herein shall continue during the period Indemnitee is a director, officer, employee or agent of the Company (or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, by reason of the fact that Indemnitee was a director or officer, employee or agent of the Company or serving in any other capacity referred to herein.

         8.       ENFORCEMENT.

                  a. The Company expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on the Company hereby in order to induce Indemnitee to serve or continue as a director, or officer, employee or agent of the Company, and acknowledges that Indemnitee is relying upon this Agreement in continuing in such capacity.

                  b. In the event Indemnitee is required to bring any action to enforce rights or to collect moneys due under this Agreement and is successful in such action, the Company shall reimburse Indemnitee for all Indemnitee's reasonable fees and expenses in bringing and pursuing such action.

         9. SUBROGATION. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and


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to enable the Company effectively to bring suit to enforce such rights.

         10. NON-EXCLUSIVITY OF RIGHTS. The rights conferred on Indemnitee by this Agreement shall not be exclusive of any other right which Indemnitee may have or hereafter acquire under any statute, provision of the Articles or Bylaws, agreement, vote of shareholders or directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding office.

         11. NOTICE. Any notice, request or other document required or permitted to be given under this Agreement shall be in writing and shall be deemed given
(a) upon delivery, if delivered by hand, (b) three (3) days after the date of deposit in the mail, postage prepaid, if mailed by U.S. certified or registered mail, or (c) on the next business day, if sent by prepaid overnight courier service, in each case, addressed as follows:

                  If to Indemnitee, to the address set
                  forth below his or her name on the
                  signature page hereto

                  If to the Company, to:

                  MoreDirect.com, Inc.
                  3401 N. Federal Highway
                  Suite 216
                  Boca Raton, FL 33431
                  Attention: President

                  with a copy to:

                  Akerman Senterfitt & Eidson, P.A.
                  350 E. Las Olas Boulevard, Suite 1600
                  Fort Lauderdale, Florida 33301
                  Attention: Bruce I. March, Esq.

Any party may change the address to which notice shall be sent by giving notice of such change of address to the other parties in the manner provided above.

         12. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns. The Company will require any successor to all or substantially all of the business or assets of the Company to assume all of the Company's obligations under this Agreement. Such assumption will not release the Company from its obligations under this Agreement.


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         13. SEVERABILITY. If any term or provision of this Agreement shall be determined by a court of competent jurisdiction to be illegal, invalid or unenforceable for any reason, the remaining provisions of this Agreement shall remain enforceable and the invalid, illegal or unenforceable provisions shall be modified so as to be valid and enforceable and shall be enforced.

         14. GOVERNING LAW; JURISDICTION. This Agreement shall be construed in accordance with the laws of the State of Florida applicable to contracts executed and to be wholly performed within such State. The parties to this Agreement agree that any suit, action or proceeding arising out of or relating to this Agreement or any judgment entered by any court in respect thereof shall be brought in the courts of Palm Beach County, Florida or in the U.S. District Court for the Southern District of Florida. Each party hereby irrevocably and unconditionally (a) accepts the exclusive personal jurisdiction of such courts for the purpose of any action, suit or proceeding arising out of or relating to this Agreement, (b) waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any action, suit or proceeding arising out of or relating to this Agreement or any judgment entered by any court in respect thereof brought in such courts, (c) waives any claim that any action, suit or proceeding brought in any such court has been brought in an inconvenient forum, and (d) agrees that service of any process, summons, notice or document by U.S. registered or certified mail to the address set forth in Section 11 above shall be effective service of process for any action, suit or proceeding brought against any party in any such court.

         15. AMENDMENT. This Agreement may not be amended, supplemented or modified in whole or in part except by an instrument in writing signed by the party or parties against whom enforcement of such amendment, supplement or modification is sought.

         16. ENTIRE AGREEMENT. This Agreement constitutes the entire understanding of the parties relating to the subject matter hereof and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

         17. WAIVER. Except as may be provided herein, the failure or delay of any party to enforce any provision of this Agreement shall in no way affect the right of such party to enforce the same or any other provision of this Agreement. Except as may be provided herein, the waiver by any party of any breach of any provision of this Agreement shall not be construed as a waiver by such party of any succeeding breach of such provision or a waiver by such party of a breach of any other provision. The granting of any consent or approval by any party in any one instance shall not be construed to waive or limit the need for such consent or approval in any other or subsequent instance.

         18. SECTION HEADINGS. Section headings are included in this Agreement for convenience of reference only, and shall in no way affect the meaning or interpretation of this Agreement.

         19. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

                         [Signatures on following page]


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

                                             MOREDIRECT.COM, INC.,
                                             a Florida corporation

                                             By:
                                                 -----------------------------
                                                      Russell Madris
                                                      President

                                             INDEMNITEE:

                                             ---------------------------------
                                             Name:
                                             ---------------------------------
                                             Address:
                                             ---------------------------------

                                             ---------------------------------


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